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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   ----------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 11, 2005

                                   ----------

                                   EMTEC, INC.
             (Exact name of Registrant as specified in its charter)

             Delaware                       0-32789               87-0273300
   (State or Other Jurisdiction        (Commission File        (I.R.S. Employer
of Incorporation or Organization)           Number)          Identification No.)

                                   ----------

                          572 Whitehead Road, Bldg. #1
                                Trenton, NJ 08619

                    (Address of principal executive offices)

                                   ----------

                                 (609) 528-8500
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01. Completion of Acquisition or Disposition of Assets.

     In a Current Report on Form 8-K filed with the Securities and Exchange Commission on August 11, 2005, Emtec, Inc. (the "Company") announced the closing of the transactions under the Agreement and Plan of Merger dated as of July 14, 2005 (the "Merger Agreement"), by and among the Company, Emtec Viasub LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company ("MergerCo"), and Darr Westwood Technology Corporation, a Delaware corporation ("Darr"). Pursuant to the terms of the Merger Agreement, Darr merged with and into MergerCo, with MergerCo remaining as the surviving company and a wholly-owned subsidiary of the Company (the "Merger"). The Company hereby amends its August 11, 2005 Current Report on Form 8-K filed with the Securities and Exchange Commission to provide the financial information required by Item 9.01(a) and (b) of Form 8-K.




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Item 9.01 Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired.

     The following audited financial statements are included in this current report as Exhibit 99.2 and are hereby incorporated by reference herein:

     (i)  Report of Independent Registered Public Accounting Firm

     (ii) Consolidated Balance Sheet at August 31, 2004

     (iii)Consolidated Statements of Income for the periods ended April 16, 2004 and August 31, 2004

     (iv) Consolidated Statements of Changes in Stockholder's Equity for the periods ended April 16, 2004 and August 31, 2004

     (v) Consolidated Statements of Cash Flows for the periods ended April 16, 2004 and August 31, 2004

     (vi) Notes to Consolidated Financial Statements.

     The following audited financial statements are included in this current report as Exhibit 99.3 and are hereby incorporated by reference herein:

     (i)  Independent Auditor's Report

     (ii) Consolidated Balance Sheets at August 31, 2003

     (iii)Consolidated Statements of Income for the years ended August 31, 2003 and 2002

     (iv) Consolidated Statements of Changes in Stockholder's Equity for the years ended August 31, 2003 and 2002

     (v) Consolidated Statements of Cash Flows for the years ended August 31, 2003 and 2002

     (vi) Notes to Consolidated Financial Statements

     The following interim unaudited financial statements are included in this current report as Exhibit 99.4 and are hereby incorporated by reference herein:

     (i)  Consolidated Balance Sheet at May 31, 2005

     (ii) Consolidated Statements of Income for the nine months ended May 31, 2005 and 2004

     (iii)Consolidated Statements of Cash Flows for the nine months ended May 31, 2005 and 2004

     (iv) Notes to Consolidated Financial Statements.

(b)  Pro Forma Financial Information:

     The following pro-forma financial information are included in this current report as Exhibit 99.5 and are hereby incorporated by reference herein:

     (i)  Unaudited Pro-Forma Combined Condensed Balance Sheet at May 31, 2005

     (ii) Unaudited Pro-Forma Combined Condensed Statement of Operations for the nine months ended May 31, 2005




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     (iii) Unaudited Pro-Forma Combined Condensed Statement of Operations for
           the year ended August 31, 2004

     (iv)  Notes to Unaudited Pro-Forma Combined Condensed Financial Statements.

The financial information included in this Form 8-K/A reflects adjustments to certain financial information for Westwood Computer Corporation ("Westwood") previously included in the tender offer materials for the Company's recently completed self-tender offer. During the period September 1, 2003 to April 16, 2004 (Predecessor Period) the Company accounted for the forgiveness of an officer/principal shareholder deferred compensation liability as a contribution to capital. However, the associated income tax effect was included in tax expense. The Accompanying financial statements have been restated to reflect the associated income tax effect as a reduction of contributed capital. The error correction did not effect the April 17, 2004 to August 31, 2004 (Successor Period) financial information nor the August 31, 2004 balance sheet information. The correction of this error resulted in a decrease in income tax expense and increase in net income of $603,000 for the Predecessor Period. Income tax expense for such period decreased from $1,251,000 to $648,000 and net income for such period increased from $282,000 to $885,000.

(c)  Exhibits

     The following exhibits are filed herewith:

Exhibit No.   Description
-----------   -----------
2.1           Agreement and Plan of Merger dated as of July 14, 2005, by and among the Registrant, MergerCo and Darr*
10.1          Employment Agreement, dated as of July 14, 2005, between the
              Registrant and John Howlett*
10.2          Employment Agreement, dated as of July 14, 2005, between the
              Registrant and Ronald Seitz*
10.3          Form of Warrant*
99.1          Emtec, Inc. press release, dated August 8, 2005**
99.2          Audited Consolidated Financial Statements
99.3          Audited Consolidated Financial Statements
99.4          Unaudited Financial Statements
99.5          Unaudited Pro-Forma Financial Information

* Previously filed with Current Report on Form 8-K filed with the Securities and Exchange Commission on July 20, 2005.

** Previously filed with Current Report on Form 8-K filed with the Securities and Exchange Commission on August 11, 2005.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        EMTEC, INC.


Date: October 21, 2005                  By: /s/ Stephen C. Donnelly
                                            ------------------------------------
                                            Name: Stephen C. Donnelly
                                            Title: Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------
2.1           Agreement and Plan of Merger dated as of July 14, 2005, by and among the Registrant, MergerCo and Darr*
10.1          Employment Agreement, dated as of July 14, 2005, between the
              Registrant and John Howlett*
10.2          Employment Agreement, dated as of July 14, 2005, between the
              Registrant and Ronald Seitz*
10.3          Form of Warrant*
99.1          Emtec, Inc. press release, dated August 8, 2005**
99.2          Audited Consolidated Financial Statements
99.3          Audited Consolidated Financial Statements
99.4          Unaudited Financial Statements
99.5          Unaudited Pro-Forma Financial Information

* Previously filed with Current Report on Form 8-K filed with the Securities and Exchange Commission on July 20, 2005.

** Previously filed with Current Report on Form 8-K filed with the Securities and Exchange Commission on August 11, 2005.